UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  May 14, 2007
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)


    Michigan                           001-32428                30-0030900
(State or other jurisdiction     (Commission File Number)     (IRS Employer
 of incorporation)                                           Identification No.)

                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On May 14, 2007, the Registrant announced the election of Frank Gesuale as a director. Mr. Gesuale has been classified as a Class II director with a term expiring at the 2008 Annual Meeting of Shareholders. Mr. Gesuale will also serve as a member of the Registrant's Audit, Compensation and Nominating Committees. A news release is attached as Exhibit 99.1 and is incorporated by reference.

     Mr. Gesuale, 61, has extensive experience in general management, finance and sales and marketing, particularly in the steel, fabrication and construction industries. From 1992 until 2004, he led his own management company, GreyBrooke & Associates LLC, which provided direction, support and financial sources for emerging growth and under-performing companies. Since 2004, Mr. Gesuale has worked for Sunwest Mortgage LLC, which is active in residential and commercial real estate finance.

     Prior to 1992, Mr. Gesuale, was chief operating officer and a board member of Southwest Financial Systems, where he was responsible for sales, finance, marketing, strategic planning and third party support, and was instrumental in completing a complex financial and organizational restructuring. Mr. Gesuale has also served as chief financial officer and a member of the board of directors of Rossborough Manufacturing Inc, a producer of metallurgical additives and equipment for primary domestic steel companies in the United States and Canada. He began his career with Westinghouse Electric, where he served as a controller of a $200 million Systems Furniture Business.

Item 9.01 Financial Statements and Exhibits

          Exhibit No.   Description
          99.1          News release dated May 14, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TARPON INDUSTRIES, INC.

                                         Date: May 14, 2007


                                         By:  /s/ James W. Bradshaw
                                            ------------------------------------
                                                    James W. Bradshaw
                                                    Chief Executive Officer